Exhibit 10.4

                               SECURITY AGREEMENT
                               ------------------

      SECURITY AGREEMENT, dated as of February __, 2002, by and between PRECISION PARTNERS INC., a Delaware corporation ("PRECISION"), its subsidiaries as identified in the Credit Agreement (the "SUBSIDIARIES"); PRECISION PARTNERS HOLDING COMPANY (the "GUARANTOR"; together with Precision and the Subsidiaries, the "GRANTORS"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity, "AGENT") for the lenders from time to time signatory to the Credit Agreement.

                                   WITNESSETH:

      Reference is made to that certain Credit Agreement, dated as even herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among (a) Precision, GALAXY INDUSTRIES CORPORATION, a Michigan corporation ("GALAXY"), MID STATE MACHINE PRODUCTS, a Maine corporation ("MID STATE"), NATIONWIDE PRECISION PRODUCTS CORP., a New York corporation ("NATIONWIDE"), GENERAL AUTOMATION, INC., an Illinois corporation ("GA"), GILLETTE MACHINE & TOOL CO., INC., a New York corporation ("GILLETTE"), GALAXY PRECISION PRODUCTS CORP., a Delaware corporation ("GPPC") and CERTIFIED FABRICATORS, INC., a California corporation ("CERTIFIED") (Precision, Galaxy, Mid State, Nationwide, GA, Gillette, GPPC, and Certified, together with their permitted successors and assigns being sometimes hereinafter called collectively, the "BORROWERS"); (b) the Guarantor; (c) the Agent, (d) General Electric Capital Corporation, in its capacity as revolving credit agent (together with any successor thereto appointed pursuant to the Credit Agreement, the "REVOLVING CREDIT AGENT"), (e) GECC Capital Markets, Inc., as Lead Arranger and (f) the Lenders, as hereinafter defined. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

      Pursuant to the terms of the Credit Agreement, (i) General Electric Capital Corporation, as revolving lender (together with any and all assignees or transferees thereof or successors thereto, the "REVOLVING LENDERS") has agreed to make available to the Borrowers a Revolving Loan facility pursuant to which the Revolving Lenders will from time to time make available to the Borrowers advances and letters of credit in an aggregate amount not to exceed $25,000,000 at any one time outstanding, (ii) GENERAL ELECTRIC CAPITAL CORPORATION and ABLECO FINANCE LLC, as term lenders (together with any and all assignees or transferees thereof or successors thereto, the "TERM LENDERS") have agreed to make available to the Borrowers a Term Loan in the aggregate principal amount of $44,050,000, and (iii) GENERAL ELECTRIC CAPITAL CORPORATION as lessor (together with any and all assignees or transferees thereof or successors thereto, the "LESSORS") have agreed to lease certain equipment to certain Borrowers pursuant to the Master Lease (the "MASTER LEASE") (the Term Lenders, the Revolving Lenders and the Lessors being hereinafter called collectively, the "LENDERS").

      In order to induce Agent and Lenders to enter into the Credit Agreement, the Master Lease and other Operative Documents and to induce Lenders to make the Loans and other Credit Accommodations as provided for in the Credit Agreement and the Master Lease, Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations.

      Each Grantor will derive benefits, directly and indirectly, from the proceeds of the Loans and the Master Lease, both in its separate capacity and as a member of the integrated group to which each of the Grantors belong, since the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole.

      Each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of such Grantor.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

      2. GRANT OF LIEN.

      (a) To secure the prompt and complete payment of all of the Obligations (specifically including, without limitation, each Grantor's Obligations arising under the cross-guaranty provisions of Section 12 of the Credit Agreement), each Grantor hereby grants, assigns, conveys, mortgages, pledges and hypothecates to Agent, for the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under all of the assets of each Grantor, including the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

            (i)   all Accounts;

            (ii)  all Commercial Tort Claims specified on Schedule V;

            (iii) all Chattel Paper;

            (iv)  all Contracts;

            (v)   all Documents;

            (vi) all Equipment, other than any such Equipment which is subject to a Lien permitted by subsection (k) of the definition of "Permitted Encumbrances" and the terms of such Lien prohibit the grant of a security interest in such Equipment, until such time as the granting of a Lien in such Equipment hereby is no longer prohibited under the terms of such Lien;

            (vi) all General Intangibles (including payment intangibles and Software);

            (vii) all Goods (including Inventory and Fixtures);

            (viii) all Instruments;

            (ix)  all Investment Property;

            (x) all Borrower Accounts, Concentration Accounts, Disbursement Accounts, and all other Deposit Accounts and other bank accounts and all deposits therein;

            (xiv) all Copyrights, Patents and Trademarks and all Licenses;

            (xv)  all Letter-of-Credit Rights;

            (xvi) all Supporting Obligations;

            (xvii) all money, cash or cash equivalents of any Grantor; and

            (xviii) to the extent not otherwise included, all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), commercial tort claims, insurance claims and other rights to payments, and all Proceeds, including all Cash Proceeds and Non-Cash Proceeds, and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing; provided that no security interest shall be granted hereby in any such item to the extent that any applicable law, rule or regulation prohibits such grant, except as such grant is otherwise permitted by Section 9-407 and Section 9-408 of the Code; provided, further that no Grantor hereby grants, assigns, conveys, mortgages, pledges or hypothecates any right or interest in any Indebtedness owing to it by any other Credit Party.

            (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent to the extent permitted by law, for the benefit of Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power. Notwithstanding anything herein to the contrary, after any Lender has exercised its right of setoff pursuant hereto, it will notify the Borrowers, the Agent, the Revolving Credit Agent and the other Lenders of such exercise.

      3. AGENT'S AND LENDERS' RIGHTS: LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS.

            (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b) Agent may at any time after an Event of Default shall have occurred and be continuing, upon prior notice to any Grantor, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of any Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Agent, and that payments shall be made directly to Agent. Upon the reasonable request of Agent, each Grantor shall go notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

            (c) Agent may after a Default pursuant to 8(g) or 8(h) of the Credit Agreement or after an Event of Default shall have occurred and be continuing, in Agent's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Agent's reasonable satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

      4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

            (a) Each Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances.

            (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Security Agreement or the other Operative Documents, (ii) in connection with any Permitted Encumbrances, and (iii) as to which UCC-3 termination statements are being filed on the date hereof.

            (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Agent, for the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Upon the taking of such actions required by Section
3.16 of the Credit Agreement, such Lien will be prior to all other Liens, except Permitted Encumbrances that, as a matter of law, would be prior to Liens in favor of Agent for the benefit of Lenders, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business). All action by any Grantor necessary to protect and perfect such Lien on each item of the Collateral has been duly taken.

            (d) As of the date hereof, Schedule II hereto lists all Instruments and Chattel Paper of each Grantor. All action by any Grantor necessary to protect and perfect the Lien of Agent on each item set forth on Schedule II (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5(h) hereof) has been duly taken. Upon the taking of such actions required by Section 3.17 of the Credit Agreement, the Lien of Agent, for the benefit of Lenders, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that, as a matter of law, would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

            (e) Each Grantor's name as it appears in its organization documents, jurisdiction of incorporation, organizational identification number, chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule III hereto. Each Grantor has only one state of incorporation or organization.

            (f) As of the date of the most recent Collateral Report, except as specifically disclosed in such Collateral Report delivered to Agent, there are no Accounts that are not Eligible Accounts.

            (g) As of the date of the most recent Collateral Report, except as specifically disclosed in such Collateral Report delivered to Agent, there is no Inventory that is not Eligible Inventory.

            (h) As of the date of this Agreement, no Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in
Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office, perfected Liens in favor of Agent on each Grantor's Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or reasonably desirable to protect and perfect Agent's Lien on each Grantor's Patents, Trademarks or Copyrights as of the date hereof shall have been duly taken.

            (i) On the date hereof, no Grantor holds any Commercial Tort Claims or is aware of any such pending claims, except for such claims set forth in
Schedule V hereto.

            (j) On the date hereof, no Grantor maintains any securities account or any commodities account.


      5. COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Lenders, that from and after the date of this Security Agreement and until the Termination Date:

            (a) Further Assurances: Pledge of Instruments. At any time and from time to time, upon the reasonable written request of Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may require to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, (ii) filing, or authenticating the filing of, any financing or continuation statements, or amendments thereto, under the Code with respect to the Liens granted hereunder or under any other Operative Document, (iii) transferring Collateral to Agent's possession (for the benefit of Lenders) if such Collateral consists of Chattel Paper, Instruments or if a Lien on such Collateral can be perfected only by possession, (iv) obtaining, or using commercially reasonable efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement or the Master Lease, (v) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, such Grantor shall as soon as practicable, but in no event later than three (3) Business Days after Grantor acquires such Commercial Tort Claim, notify Agent in a writing signed by the Grantor setting forth a brief description of such Commercial Tort Claim and grant to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, and (vi) taking all actions required by the Code or by other law, as applicable, in any relevant Code jurisdiction, or by other law as applicable in any foreign jurisdiction. Each Grantor also hereby authorizes Agent, for the benefit of Lenders, to file any such financing or continuation statements and amendments thereto without the signature of such Grantor that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as ex-tracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to Agent promptly upon request. Each Grantor also ratifies its authorization for Agent to have filed any financing statements or amendments thereto if filed prior to the date hereof. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in any Grantor's ordinary course of business, shall be duly endorsed in a reasonable manner satisfactory to Agent immediately upon such Grantor's receipt thereof.

            (b) Maintenance of Records, Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of certain Lenders."

      (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

                  (i) Grantors shall notify Agent as soon as practicable, but in no event later than three (3) business days after they know or have reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon reasonable request of Agent, Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Agent may reasonably request to evidence Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (iii) Grantors shall take all actions necessary or reasonably requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

                  (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Agent promptly after such Grantor learns thereof. Such Grantor shall, unless such Grantor shall reasonably determine that the lack of such Patent, Trademark or Copyright Collateral is not material and adverse to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

            (d) Indemnification. Each Grantor shall save, indemnify and keep Agent and Lenders harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such party as the result of this Agreement or arising out of the transactions contemplated hereunder, or incurred to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument, in accordance with the terms of the Credit Agreement.

            (e) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

            (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

            (g) Limitations on Disposition. No Grantor will sell, lease, transfer or otherwise dispose of any of the Collateral, or contract to do so except as permitted by the Credit Agreement or the Master Lease.

            (h) Further Identification of Collateral. Grantors will, if so requested by Agent, furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

            (i) Notices. Grantors will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Operative Document.

            (j) Control. Each Grantor shall take any or all action that may be necessary or advisable or that Agent may reasonably request in order for the Agent to obtain control in accordance with Sections 9-105 through 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper,
(ii) Investment Property and (iii) Letter-of-Credit Rights.

            (k) Letter-of-Credit. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly, and in any event within three
(3) Business Days after becoming a beneficiary, notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Collection Account, all in form and substance reasonably satisfactory to Agent.

            (l) Electronic Control. Each Grantor shall take all steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

            (m) Terminations. Each Grantor acknowledges that it is not authorized to file any financing statements without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

      6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

            (a) On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Lenders, under the Power of Attorney are solely to protect Agent's interests (for the benefit of Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent or any Lender shall have any duty as to any Collateral, other than a duty of reasonable care for any Collateral in its possession and Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

            (b) Each Guarantor hereby (i) authorizes the Agent to file one or more financing or continuation statements and amendments thereto, relating to the Collateral, and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      7. REMEDIES: RIGHTS UPON DEFAULT.

            (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the Master Lease, the other Operative Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that if any Event of Default shall have occurred and be continuing Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may reasonably deem acceptable on commercially reasonable terms, for cash or on credit or for future delivery without assumption of any credit risk. If any Event of Default shall have occurred and be continuing, Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems reasonably necessary or advisable.

      Each Grantor further agrees, upon the occurrence of and during the continuation of an Event of Default, at Agent's request, to assemble the Collateral and make it available to Agent at places which Agent shall select, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right upon the occurrence and during the continuance of an Event of Default to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects upon the occurrence and during the continuance of an Event of Default, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement or the Master Lease, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, shall Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including reasonable attorneys' fees and other reasonable expenses incurred by Agent or any Lender to collect such deficiency.

            (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

      8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Lenders, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

      9. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care as required by the Code or applicable law, with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and presentation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property of like tenor.

      10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement or the Master Lease.

      12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement, the Master Lease, the other Operative Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

      13. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and the affected Grantor and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

      14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

      16. SUCCESSORS AND ASSIGNS. This Security Agreement and all Obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all permitted future holders of any instrument evidencing any of the Obligations and their respective permitted successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein made in accordance with the Operative Documents shall in any manner affect the Lien granted to Agent, for full benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

      17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

      18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE OPERATIVE DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS, PROVIDED THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

      19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

      20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

      22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19 with its counsel.

      23. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement and the Master Lease.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                          PRECISION PARTNERS, INC.


                                          By:  /s/  Frank Reilly
                                             ------------------------------
                                          Name:  Frank Reilly
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                          GALAXY INDUSTRIES CORPORATION
                                          MID STATE MACHINE PRODUCTS
                                          NATIONWIDE PRECISION PRODUCTS CORP.
                                          GENERAL AUTOMATION, INC.
                                          CERTIFIED FABRICATORS, INC.
                                          GALAXY PRECISION PRODUCTS CORP.
                                          GILLETTE MACHINE & TOOL CO., INC.


                                          By:  /s/  Frank Reilly
                                             ------------------------------
                                          Name:  Frank Reilly
                                          Title: Vice President


                                          PRECISION PARTNERS HOLDING
                                          COMPANY


                                          By:  /s/  Frank Reilly
                                             ------------------------------
                                          Name:  Frank Reilly
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                          GENERAL ELECTRIC CAPITAL CORPORATION,
                                          individually and as Agent


                                          By: /s/  Howard Norowitz
                                             ------------------------------
                                          Name:  Howard Norowitz
                                          Title: Assistant Vice President

                                   SCHEDULE I
                                       to
                               SECURITY AGREEMENT


                              FILING JURISDICTIONS


      Precision Partners, Inc.:
            Delaware Secretary of State
            Monmouth County Clerk's Office
      Precision Partners Holding Company:
            Delaware Secretary of State
      Galaxy Precision Products Corporation:
            Delaware Secretary of State
      Mid State Machine Products:
            Maine Secretary of State
            County of Kennebec Clerk's Office
            U.S. Patent and Trademark Office
      Galaxy Industries Corporation:
            Michigan Secretary of State
            County of Wayne Clerk's Office
      Certified Fabricators, Inc.:
            California Secretary of State
            County of Orange Clerk's Office
      Gillette Machine & Tool Co., Inc.
            New York Secretary of State
      Nationwide Precision Products Corp.:
            New York Secretary of State
      General Automation, Inc.:
            Illinois Secretary of State
            County Clerk's Office

                                   SCHEDULE II
                                       to
                               SECURITY AGREEMENT


                                   INSTRUMENTS
                                       AND
                                  CHATTEL PAPER



CHATTEL PAPER:  None.

INSTRUMENTS: None.

                                  SCHEDULE III
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                   AND RECORDS CONCERNING GRANTORS' COLLATERAL

I.    Jurisdictions of Incorporation and Organizational Identification Numbers

            See Schedule 3.1 to the Credit Agreement

II.   Chief Executive Offices and principal places of business

            See Schedule 3.2 to the Credit Agreement

III.  Corporate Offices

            See Schedule 3.2 to the Credit Agreement

IV.   Warehouses

         PRECISION PARTNERS, INC.

         100 Village Court, Suite 301, Hazlet, New Jersey, Monmouth County


         NATIONWIDE PRECISION PRODUCTS CORP.

         200 Tech Park Drive, Henrietta, New York, Monroe County

         Plant Building #6 West, 789 Elmgrove Road, Rochester, New York, Monroe County


         GENERAL AUTOMATION, INC.

         3300 Oakton Street, Skokie, Illinois, Cook County


         CERTIFIED FABRICATORS, INC.

         6291 Burnham Avenue, Buena Park, California, Orange County
         6530 Altura, Buena Park, California, Orange County
         6332 Burnham Avenue, Buena Park, California, Orange County
         6280 Manchester Blvd., Suite 300, Buena Park, California, Orange County


         GALAXY INDUSTRIES CORPORATION

         7777 Ronda Drive, Canton, Michigan, Wayne County
         47440 Michigan Avenue, Canton, Michigan, Wayne County


         GILLETTE MACHINE & TOOL CO., INC.

         955 Millstead Way, Rochester, New York, Monroe County
         44 Paul Road, Rochester, New York, Monroe County
         45 Jet View Drive, Rochester, New York, Monroe
         County

         MID STATE MACHINE PRODUCTS

         1501 Verti Drive, Winslow, Maine, Kennebec County
         Unit #96 Benton Avenue, Winslow, Maine, Kennebec County


         GALAXY PRECISION PRODUCTS CORP.

         None.


         PRECISION PARTNERS HOLDING COMPANY

         None.


V.    Other Premises at which Collateral is Stored or Located


         GILLETTE MACHINE & TOOL CO., INC.

         955 Millstead Way, Rochester, New York, Monroe County
         44 Paul Road, Rochester, New York, Monroe County
         45 Jet View Drive, Rochester, New York, Monroe
         County

         MID STATE MACHINE PRODUCTS

         1501 Verti Drive, Winslow, Maine, Kennebec County
         Unit #96 Benton Avenue, Winslow, Maine, Kennebec County
         179 Louis Street, Knewington, Connecticut


VI.   Locations of Records Concerning Collateral

            See Schedule 3.2 to the Credit Agreement

                                   SCHEDULE IV

                       Patents, Trademarks and Copyrights



--------------------------------------------------------------------------------
Trademark Registration Number   Description                         Registration
                                                                    Date
--------------------------------------------------------------------------------

1,268,864                       THE MID-STATE TOMBSTONE             03/06/84
                                Design portion is representation
                                of a tombstone with the border
                                lined for the color orange.
--------------------------------------------------------------------------------


      None of the Companies has any other Intellectual Property Collateral.

                                   SCHEDULE V

                             Commercial Tort Claims



None.

                                    EXHIBIT A

                                POWER OF ATTORNEY

      This Power of Attorney is executed and delivered by ________________, a ______________ corporation ("Grantor") to General Electric Capital Corporation, a New York corporation (hereinafter referred to as "Attorney"), as Agent for the benefit of Lenders, under a Credit Agreement, a Master Lease Agreement and a Security Agreement, each dated as of February____, 2002, and other related documents (the "Operative Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges full authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney' s written consent.

      Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, following the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Operative Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, following the occurrence and during the continuance of an Event of Default, to do the following: (a) open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed reasonably appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; and (h) execute, in connection with any sale provided for in any Operative Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time after an Event of Default, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ____ day of ___________, 2002.

ATTEST:


By:_____________________________

Title:____________________________